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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         April 8, 2004
                                                  -----------------------------


                                 JS STORES, INC.
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             (Exact name of registrant as specified in its charter)

         Michigan                       0-6319                 38-0686330
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)         Identification No.)


  One Jackson Square, Suite 301, Jackson, Michigan             49201-8847
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code        (517) 764-6400
                                                   ----------------------------



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          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

         JS Stores, Inc. (formerly known as Jacobson Stores Inc., the "Company") has filed its monthly operating report for the period commencing February 1, 2004 and ended February 29, 2004 (the "Operating Report") with the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, a copy of which is attached hereto as Exhibit 99.1, in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case Nos. 02-40957, 02-40959 and 02-40961.

         The Company cautions readers not to place undue reliance upon the information contained therein. The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for periods that may be shorter or otherwise different from those contained in reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or results for the periods reflected in the Operating Report. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's performance that may not be realized and are subject to significant business and economic uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or results for future periods or the periods covered in the Company's reports. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

         The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's condition and business environment, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ultimate amount of allowed claims; the ultimate realizable value of the Company's remaining non-cash assets; and the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

         The Company has previously announced that it is liquidating all assets of the Company. In addition, as described above, under the Plan, the Company's outstanding common shares will be cancelled and holders of its common shares will receive no distributions in its

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bankruptcy proceedings. The Company has also previously announced that it expects that the proceeds of its liquidation will not be sufficient to repay unsecured creditors in full.

         These and other factors, including the terms of the Plan, can affect the value of the Company's various pre-petition liabilities, and common shares and other equity securities are being cancelled in the Plan without receiving any distributions. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibit

         99.1 Monthly Operating Report for the period February 1, 2004 to February 29, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     April 14, 2004                        JS STORES, INC.
                                    -----------------------------------
                                                      (Registrant)

                                    By:      /s/  Paul W. Gilbert
                                       --------------------------------
                                                  Paul W. Gilbert

                                    Its: Vice Chairman of the Board
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                                  EXHIBIT INDEX


Exhibit Number                      Document Description


99.1 Monthly Operating Report for the period February 1, 2004 to February 29, 2004.